INDEBTEDNESS	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
INDEBTEDNESS	INDEBTEDNESS
Perceptive Credit Facility
On June 30, 2020, the Perceptive Close Date, the Company entered into a Credit Agreement and Guaranty, or Perceptive Credit Facility, with Perceptive Credit Holdings III, LP, as administrative agent and lender with a syndicate of other lenders, collectively Perceptive. The Perceptive Credit Facility, as amended, consists of a secured term loan facility in an aggregate amount of up to $50,000, which will be made available under the following three tranches: (i) Tranche 1 - $30,000, available at the Perceptive Closing Date; (ii) Tranche 2 - $10,000, available no earlier than December 31, 2021; and (iii) Tranche 3 - $10,000, available no later than December 31, 2021. The Company did not draw down on the available borrowings under Tranche 2 or Tranche 3.
The Perceptive Credit Facility will bear interest through maturity at a variable rate based upon the one-month LIBOR rate plus 11.0%, subject to a LIBOR floor of 1.0%. As of December 31, 2021, the interest rate was 12.0%. The Company is required to make interest-only payments until May 31, 2024, after which point the Company will be required to make monthly payments of principal equal to 3.0% of the then outstanding principal until maturity on June 30, 2025, or the Maturity Date. If the Company prepays the loan prior to the Maturity Date, it will be required to pay a prepayment fee guaranteeing Perceptive a 1.5 times return on any prepaid amount. A change of control, which includes a new entity or group owning more than 35.0% of the Company’s voting stock, or prior to an IPO, the failure of the existing holders to own at least 35.0% of the Company’s voting stock, trigger a mandatory prepayment of the term loan. The Business Combination did not trigger this clause as existing holders retained greater than 35% of the combined Company’s voting stock. The Company paid issuance costs of $750 in connection with its entry into the Perceptive Credit Facility.
The Company concluded the contingent put options that could require mandatory repayment upon the occurrence of an event of default, change of control and certain other events represent an embedded derivative required to be bifurcated from the debt host instrument and accounted for separately and recorded an embedded debt derivative of $675 as of December 31, 2020 and December 31, 2021. Any changes to the derivative liability in future periods will be recognized as interest and other (expense) income, net in the consolidated statements of operations and comprehensive loss.
The Perceptive Credit Facility is secured by substantially all the assets of the Company, including our intellectual property. The Credit Facility requires the Company to (i) maintain a minimum aggregate cash balance of $5,000 in one or more controlled accounts, and (ii) as of the last day of each fiscal quarter commencing with the fiscal quarter ending March 31, 2022, report revenues for the trailing 12-month period that exceed the amounts set forth in the Perceptive Credit Facility which range from $5,750 for the fiscal quarter ending March 31, 2022 to $125,000 for the fiscal quarter ending March 31, 2025. The Perceptive Credit Facility contains various affirmative and negative covenants that limit the Company’s ability to engage in specified types of transactions. The Company was in compliance with the covenants under the Perceptive Credit Facility as of December 31, 2021.
On the Perceptive Closing Date, Perceptive received a warrant certificate exercisable into 775,000 shares of Legacy Pear Series C preferred stock, and had the Company borrowed under Tranche 2 or Tranche 3, the Company would have been obligated to issue two additional warrants, the Additional Warrants, to Perceptive each to purchase up to 50,000 shares of Legacy Pear Series C preferred stock. In the event the Company issued Legacy Pear Series D preferred stock, Perceptive had the right to convert the Legacy Pear Series C preferred stock warrant into a warrant to purchase Legacy Pear Series D preferred stock, and the exercise price shall be automatically adjusted to equal the original per share price for Legacy Pear Series D preferred stock. On the Perceptive Closing Date, the Company issued freestanding Legacy Pear Series C preferred stock warrants to Perceptive, which were converted to Legacy Pear Series D preferred stock warrants at the time of the Legacy Pear Series D funding round. The Legacy Pear Series D preferred stock warrants were exercisable for 1,012,672 shares of Legacy Pear Series D preferred stock. The Legacy Pear Series D preferred stock warrants have an exercise price of $5.51 per share and would have expired in 2030 and were exercisable at any time prior to the ten-year anniversary of the Perceptive Closing Date of the Perceptive Credit Facility. At issuance, the Company determined that the warrant is liability-classified and would be remeasured at fair value each reporting period, with changes in fair value recorded in the consolidated statements of operations and comprehensive loss. The Additional Warrants would have been issued as warrants to purchase 65,333 shares of Legacy Pear Series D-1 preferred stock. On November 30, 2021, Perceptive net exercised 1,012,672 Legacy Pear Series D warrants pursuant to which Perceptive obtained 629,057 shares of Legacy Pear Series D-1 preferred stock in a cashless exercise, and subsequently converted the 629,057 shares of Legacy Pear Series D-1 preferred stock into 629,057 shares of Legacy Pear common stock which were then converted into 926,232 shares of Class A common stock as adjusted by the exchange ratio based on a per share price of $9.87 per share, the THMA closing price on June 22, 2021. See Notes 1 and 3 for more information.
On March 25, 2022, we amended the Perceptive Credit Facility to adjust certain covenants under the agreement. The amendment included among other things, reducing the required minimum trailing 12-month revenue for the fiscal quarter ending March 31, 2022 through the fiscal quarter ending March 31, 2025.
On the Perceptive Closing Date, the Company received proceeds of $28,500, net of fees and expenses of $1,500. As of December 31, 2021, no further borrows were taken under the Credit Facility. The outstanding balance of the Perceptive Credit Facility was:

Perceptive Credit Facility	December 31, 2021
Principal	$30,000
Less: Debt issuance costs and discount at issuance	(3,007)
Net carrying amount	$26,993
As discussed in Note 1, due to the substantial doubt about the Company’s ability to continue operating as a going concern for twelve months from the issuance date of these financial statements, the amounts due as of December 31,
2021, have been classified as current in the consolidated balance sheet. Future minimum payments, including contractual interest, under the Perceptive Credit Facility as of December 31, 2021 are as follows:

Year ended December 31,	Amounts
2022	3,650
2023	3,650
2024	10,603
2025	24,039
Total	$41,942
Less:
Interest payable	(11,942)
Unamortized debt issuance costs	(3,007)
Current portion of long-term debt	(26,993)
Long-term debt	$—
SVB Term Loan (Extinguished June 30, 2020)
On June 30, 2020, using the proceeds from the Perceptive Credit Facility, the Company paid the then outstanding principal of $14,889, outstanding interest, a termination fee of $169 and a final payment amount of $1,080, which was equal to 6.75% of all amounts borrowed under the term loan on its then existing loan and security agreement with Silicon Valley Bank, or SVB, or the SVB Term Loan resulting in a loss on extinguishment of debt of $998.
As part of entering into the amendments to the SVB Term Loan in 2019 and 2018, the Company issued warrants to purchase 17,019 and 28,486 shares of Legacy Pear common stock, respectively, at an exercise price of $1.60 and $1.05 per share, respectively, in cash or pursuant to the net exercise provisions of the warrants. The Company estimated the fair value of the warrants at issuance to be $27 and $30, respectively, using the Black Scholes option-pricing model. The warrants would have expired on June 28, 2029 and June 8, 2028, respectively. In addition, in connection with a borrowing in 2020 the Company issued warrants to purchase 35,817 shares of common stock at an exercise price of $1.60 per share in cash or pursuant to the net exercise provisions of the warrants. The Company estimated the fair value of the warrants at issuance to be $57, using the Black Scholes option-pricing model. The warrants are automatically exercised through cashless exercise if not exercised prior to the expiration date.
In addition, in 2016 with the initial SVB Term Loan, the Company granted the lender a Legacy Pear Series A preferred stock warrant which is exercisable for 32,711 shares of Legacy Pear Series A preferred stock. The exercise price of the Legacy Pear Series A preferred stock warrant was $0.9171 per share and the Series A preferred stock warrant would have expired on December 22, 2026. On December 1, 2021, in connection with the Business Combination, described in Note 3, SVB net exercised warrants to purchase 32,711 Legacy Pear Series A preferred shares at $0.9171 per share and 28,486 and 52,836 Legacy pear common stock warrants at $1.05 and $1.60 per share, respectively for 81,322 shares of Legacy Pear common stock, par value $0.0001 per share, pursuant to which SVB received 30,673 Legacy Pear Series A Pear preferred shares and 73,547 Legacy Pear Common Shares, and subsequent conversion of the Legacy Pear Common Shares and Legacy Pear Series A preferred shares into 153,454 Class A common stock as adjusted by the exchange ratio of approximately 1.47 based on a per share price of $14.72, the per share consideration in connection with the merger.